Exhibit 10.11

EXECUTION VERSION

Joinder Agreement

HILTON WORLDWIDE FINANCE LLC

HILTON WORLDWIDE FINANCE CORP.

$1,500,000,000 of 5.625% Senior Notes due 2021

WHEREAS, Hilton Worldwide Holdings Inc., a Delaware corporation (the “Company”), Hilton Worldwide Finance LLC, a Delaware limited liability company (the “Issuer”), Hilton Worldwide Finance Corp., a Delaware corporation (the “Co-Issuer,” and together with the Issuer, the “Issuers”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representative”), for itself and the other Initial Purchasers described in the Registration Rights Agreement referenced below (the “Initial Purchasers”), heretofore executed and delivered a Registration Rights Agreement, dated as of October 4, 2013 (the “Registration Rights Agreement”), pursuant to which each of the Issuers and the Company agreed, under certain circumstances, to file a registration statement with the SEC registering an exchange offer for the Notes and/or the resale of the Issuers’ 5.625% Senior Notes due 2021 under the Securities Act; and

WHEREAS, in connection therewith, each Subsidiary Guarantor (as defined in the Registration Rights Agreement), which Subsidiary Guarantors are listed on Schedule I hereto, has agreed to join in the Registration Rights Agreement pursuant to this agreement (this “Joinder Agreement”) on the Completion Date.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Registration Rights Agreement.

NOW, THEREFORE, each Subsidiary Guarantor hereby agrees for the benefit of the Initial Purchasers, and, except as otherwise set forth in the Registration Rights Agreement, for the benefit of any subsequent holder or holders of Securities, as follows:

1. Joinder. Each of the undersigned hereby acknowledges that it has received a copy of the Registration Rights Agreement and acknowledges and agrees with the Initial Purchasers that by its execution and delivery hereof it shall: (i) join and become a party to the Registration Rights Agreement; (ii) be bound by all covenants, agreements and acknowledgements applicable to a Subsidiary Guarantor in the Registration Rights Agreement as if made by, and with respect to, such party as set forth in and in accordance with the terms of the Registration Rights Agreement; and (iii) perform all obligations and duties of a Subsidiary Guarantor in accordance with the Registration Rights Agreement.

2. Representations and Warranties. Each of the undersigned hereby represents and warrants to and agrees with the Initial Purchasers that it has all requisite corporate, limited liability company or partnership power and authority to execute, deliver and perform its obligations under this Joinder Agreement and it has duly and validly taken all necessary action for the consummation of the transactions contemplated hereby and by the Registration Rights Agreement.

3. Counterparts. This Joinder Agreement may be executed in two or more counterparts each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Joinder Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart thereof.

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4. Amendments. No amendment, modification or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by all of the parties thereto.

5. Headings. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Joinder Agreement.

6. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the undersigned has executed this agreement this 25th day of October 2013.

SUBSIDIARY GUARANTORS:

90210 BILTMORE MANAGEMENT, LLC
90210 DESERT RESORTS MANAGEMENT CO., LLC
90210 GRAND WAILEA MANAGEMENT CO., LLC
90210 LLC
90210 MANAGEMENT COMPANY, LLC
ANDIAMO’S O’HARE, LLC
BALLY’S GRAND PROPERTY SUB I, INC.
BLUE BONNET SECURITY, LLC
CHESTERFIELD VILLAGE HOTEL, LLC
COMPRIS HOTEL LLC
CONRAD FRANCHISE LLC
CONRAD INTERNATIONAL (BELGIUM) LLC
CONRAD INTERNATIONAL (EGYPT) RESORTS CORPORATION
CONRAD INTERNATIONAL (INDONESIA) CORPORATION
CONRAD INTERNATIONAL INVESTMENT (JAKARTA) CORPORATION
CONRAD INTERNATIONAL MANAGE (CIS) LLC
CONRAD MANAGEMENT LLC
DESTINATION RESORTS LLC
DOUBLETREE DTWC LLC
DOUBLETREE FRANCHISE LLC
DOUBLETREE HOTEL SYSTEMS LLC
DOUBLETREE HOTELS LLC
DOUBLETREE LLC
DOUBLETREE MANAGEMENT LLC
DT MANAGEMENT LLC
DT REAL ESTATE, INC.
DTM ATLANTA/LEGACY, INC.
DTM CAMBRIDGE, INC.
DTM COCONUT GROVE, INC.
DTM LARGO, INC.
DTM MARYLAND, INC.
DTM SANTA CLARA LLC
DTM WALNUT CREEK, INC.
DTR FCH HOLDINGS, INC.
DTR PAH HOLDING, INC.,
each as a Subsidiary Guarantor

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

[Subsidiary Guarantors’ Signature Page to the Joinder Agreement to the Registration Rights Agreement]

DTR SAN ANTONIO, INC.
DTR TM HOLDINGS, INC.
DTWC SPOKANE CITY CENTER SPE, LLC
EJP CORPORATION
EMBASSY DEVELOPMENT CORPORATION
EMBASSY EQUITY DEVELOPMENT LLC
EMBASSY MEMPHIS CORPORATION
EMBASSY SUITES (ISLA VERDE), INC.
EMBASSY SUITES CLUB NO. 1, INC.
EMBASSY SUITES CLUB NO. THREE, INC.
EMBASSY SUITES CLUB NO. TWO, INC.
EMBASSY SUITES FRANCHISE LLC
EMBASSY SYRACUSE DEVELOPMENT LLC
EPAM CORPORATION
FLORIDA CONRAD INTERNATIONAL CORP.
GRAND VACATIONS REALTY, LLC
GRAND VACATIONS SERVICES LLC
GRAND VACATIONS TITLE, LLC
HAMPTON INNS FRANCHISE LLC
HAMPTON INNS LLC
HAMPTON INNS MANAGEMENT LLC
HAPEVILLE INVESTORS, LLC
HHC BC ORLANDO, LLC
HHC ONE PARK BOULEVARD, LLC
HIC FIRST CORPORATION
HIC GAMING CALIFORNIA, INC
HIC HOLDINGS CORPORATION
HIC HOTELS U.S.A. CORPORATION
HIC RACING CORPORATION
HIC SAN PABLO LIMITED, INC
HIC SAN PABLO, L.P.
HIC SECOND CORPORATION
HILTON BEVERAGE LLC
HILTON CHICAGO BEVERAGE I LLC
HILTON CHICAGO BEVERAGE II LLC
HILTON CHICAGO BEVERAGE III LLC
HILTON CHICAGO BEVERAGE IV LLC
HILTON CORPORATE DIRECTOR LLC
HILTON CP OPERATOR LLC
HILTON EL CON MANAGEMENT LLC, each as a Subsidiary Guarantor

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

[Subsidiary Guarantors’ Signature Page to the Joinder Agreement to the Registration Rights Agreement]

HILTON EL CON OPERATOR LLC
HILTON ELECTRONIC DISTRIBUTION SYSTEMS, LLC
HILTON ENERGY INVESTMENTS, LLC
HILTON ESJ OPERATOR LLC
HILTON FRANCHISE HOLDING LLC
HILTON FRANCHISE LLC
HILTON GARDEN INNS FRANCHISE LLC
HILTON GARDEN INNS MANAGEMENT LLC
HILTON GRAND VACATIONS CLUB, LLC
HILTON GRAND VACATIONS COMPANY, LLC
HILTON GRAND VACATIONS FINANCING, LLC
HILTON GRAND VACATIONS MANAGEMENT, LLC
HILTON HAWAII CORPORATION
HILTON HHONORS WORLDWIDE, L.L.C.
HILTON HOLDINGS, LLC
HILTON HOSPITALITY, LLC
HILTON ILLINOIS CORP.
HILTON ILLINOIS HOLDINGS LLC
HILTON INNS LLC
HILTON INTERNATIONAL CO.
HILTON KINGSLAND 1, LLC
HILTON MANAGEMENT LLC
HILTON NEW JERSEY SERVICE CORP.
HILTON OPB, LLC
HILTON ORLANDO PARTNERS II, LLC
HILTON ORLANDO PARTNERS III, LLC
HILTON RECREATION LLC
HILTON RESORTS CORPORATION
HILTON RESORTS MARKETING CORP.
HILTON SAN DIEGO CORPORATION
HILTON SPRING CORPORATION
HILTON SUPPLY MANAGEMENT LLC
HILTON SYSTEMS SOLUTIONS, LLC
HILTON SYSTEMS, LLC
HILTON WORLDWIDE, INC.
HILTON-OCCC HOTEL, LLC, each as a Subsidiary Guarantor

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

[Subsidiary Guarantors’ Signature Page to the Joinder Agreement to the Registration Rights Agreement]

HILTON-OCCC MEZZ LENDER, LLC
HLT AUDUBON LLC
HLT CA HILTON LLC
HLT CONRAD DOMESTIC LLC
HLT CONRAD GP LLC
HLT DOMESTIC JV HOLDINGS LLC
HLT DOMESTIC OWNER LLC
HLT ESP FRANCHISE LLC
HLT ESP INTERNATIONAL FRANCHISE LLC
HLT ESP INTERNATIONAL FRANCHISOR CORPORATION
HLT ESP INTERNATIONAL MANAGE LLC
HLT ESP INTERNATIONAL MANAGEMENT CORPORATION
HLT ESP MANAGE LLC
HLT FRANCHISE II BORROWER LLC
HLT HQ SPE LLC
HLT HSM HOLDING LLC
HLT HSS HOLDING LLC
HLT JV ACQUISITION LLC
HLT JV I BORROWER LLC
HLT LIFESTYLE FRANCHISE LLC
HLT LIFESTYLE INTERNATIONAL FRANCHISE LLC
HLT LIFESTYLE INTERNATIONAL FRANCHISOR CORPORATION
HLT LIFESTYLE INTERNATIONAL MANAGE LLC
HLT LIFESTYLE INTERNATIONAL MANAGEMENT CORPORATION
HLT LIFESTYLE MANAGE LLC
HLT MEMPHIS DATA LLC
HLT O’HARE LLC
HLT OPERATE DTWC LLC
HLT OWNED II HOLDING LLC
HLT OWNED II-A BORROWER LLC
HLT PALMER LLC
HLT TIMESHARE BORROWER I LLC
HLT TIMESHARE BORROWER II LLC
HOMEWOOD SUITES FRANCHISE LLC
HOMEWOOD SUITES MANAGEMENT LLC, each as a Subsidiary Guarantor

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

[Subsidiary Guarantors’ Signature Page to the Joinder Agreement to the Registration Rights Agreement]

HOTEL CLUBS OF CORPORATE WOODS, INC.
HOTELS STATLER COMPANY, INC.
HPP HOTELS USA, INC.
HPP INTERNATIONAL CORPORATION
HRC ISLANDER LLC
HTGV, LLC
INNVISION, LLC
INTERNATIONAL RIVERCENTER LESSEE, L.L.C.
LOCKWOOD PALMER HOUSE, LLC
MERITEX, LLC
PEACOCK ALLEY SERVICE COMPANY, LLC
POTTER’S BAR PALMER HOUSE, LLC
PROMUS HOTEL SERVICES, INC.
PROMUS HOTELS FLORIDA LLC
PROMUS HOTELS LLC
PROMUS HOTELS MINNEAPOLIS, INC.
PROMUS HOTELS PARENT LLC
PROMUS OPERATING LLC
PROMUS/KINGSTON DEVELOPMENT CORPORATION
SALC, INC.
SAMANTHA HOTEL LLC
SUITE LIFE, INC.
TEX HOLDINGS, INC.
WA COLLECTION INTERNATIONAL, LLC
WALDORF ASTORIA FRANCHISE LLC
WALDORF=ASTORIA MANAGEMENT LLC
WASHINGTON HILTON, L.L.C., each as a Subsidiary Guarantor

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

[Subsidiary Guarantors’ Signature Page to the Joinder Agreement to the Registration Rights Agreement]

The foregoing Joinder Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

Acting on behalf of itself and as the Representative of the several Initial Purchasers

By:	Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Sarang Gadkari
	Name:	Sarang Gadkari
	Title:	Managing Director

[Representative’s Signature Page to the Joinder Agreement to the Registration Rights Agreement]

SCHEDULE I

Subsidiary Guarantors

Entity Name	Jurisdiction

90210 Biltmore Management, LLC	Delaware
90210 Desert Resorts Management Co., LLC	Delaware
90210 Grand Wailea Management Co., LLC	Delaware
90210 LLC	Delaware
90210 Management Company, LLC	Delaware
Andiamo’s O’Hare, LLC	Delaware
Bally’s Grand Property Sub I, Inc.	Nevada
Blue Bonnet Security, LLC	Delaware
Chesterfield Village Hotel, L.L.C.	Missouri
Compris Hotel LLC	Delaware
Conrad Franchise LLC	Delaware
Conrad International (Belgium) LLC	Nevada
Conrad International (Egypt) Resorts Corporation	Nevada
Conrad International (Indonesia) Corporation	Nevada
Conrad International Investment (Jakarta) Corporation	Nevada
Conrad International Manage (CIS) LLC	Delaware
Conrad Management LLC	Delaware
Destination Resorts LLC	Arizona
Doubletree DTWC LLC	Delaware
Doubletree Franchise LLC	Delaware
Doubletree Hotel Systems LLC	Arizona
Doubletree Hotels LLC	Arizona
Doubletree LLC	Delaware
Doubletree Management LLC	Delaware
DT Management LLC	Arizona
DT Real Estate, Inc.	Arizona
DTM Atlanta/Legacy, Inc.	Arizona
DTM Cambridge, Inc.	Massachusetts
DTM Coconut Grove, Inc.	Arizona
DTM Largo, Inc.	Arizona
DTM Maryland, Inc.	Arizona
DTM Santa Clara LLC	Arizona
DTM Walnut Creek, Inc.	Arizona
DTR FCH Holdings, Inc.	Arizona
DTR PAH Holding, Inc.	Arizona
DTR San Antonio, Inc.	Arizona
DTR TM Holdings, Inc.	Arizona

Entity Name	Jurisdiction

DTWC Spokane City Center SPE, LLC	Delaware
EJP Corporation	Delaware
Embassy Development Corporation	Delaware
Embassy Equity Development LLC	Delaware
Embassy Memphis Corporation	Tennessee
Embassy Suites (Isla Verde), Inc.	Delaware
Embassy Suites Club No. 1, Inc.	Kansas
Embassy Suites Club No. Three, Inc.	Louisiana
Embassy Suites Club No. Two, Inc.	Texas
Embassy Suites Franchise LLC	Delaware
Embassy Syracuse Development LLC	Delaware
EPAM Corporation	Delaware
Florida Conrad International Corp.	Florida
Grand Vacations Realty, LLC	Delaware
Grand Vacations Services LLC	Delaware
Grand Vacations Title, LLC	Delaware
Hampton Inns Franchise LLC	Delaware
Hampton Inns LLC	Delaware
Hampton Inns Management LLC	Delaware
Hapeville Investors, LLC	Delaware
HHC BC Orlando, LLC	Delaware
HHC One Park Boulevard, LLC	Delaware
HIC First Corporation	Delaware
HIC Gaming California, Inc	California
HIC Holdings Corporation	Delaware
HIC Hotels U.S.A. Corporation	Delaware
HIC Racing Corporation	Delaware
HIC San Pablo Limited, Inc	California
HIC San Pablo, L.P.	California
HIC Second Corporation	Delaware
Hilton Beverage LLC	Delaware
Hilton Chicago Beverage I LLC	Delaware
Hilton Chicago Beverage II LLC	Delaware
Hilton Chicago Beverage III LLC	Delaware
Hilton Chicago Beverage IV LLC	Delaware
Hilton Corporate Director LLC	Delaware
Hilton CP Operator LLC	Delaware
Hilton El Con Management LLC	Delaware
Hilton El Con Operator LLC	Delaware
Hilton Electronic Distribution Systems, LLC	Delaware
Hilton Energy Investments, LLC	Delaware

Entity Name	Jurisdiction

Hilton ESJ Operator LLC	Delaware
Hilton Franchise Holding LLC	Delaware
Hilton Franchise LLC	Delaware
Hilton Garden Inns Franchise LLC	Delaware
Hilton Garden Inns Management LLC	Delaware
Hilton Grand Vacations Club, LLC	Delaware
Hilton Grand Vacations Company, LLC	Delaware
Hilton Grand Vacations Financing, LLC	Delaware
Hilton Grand Vacations Management, LLC	Nevada
Hilton Hawaii Corporation	Delaware
Hilton HHonors Worldwide, L.L.C.	Delaware
Hilton Holdings LLC	Nevada
Hilton Hospitality LLC	Nevada
Hilton Illinois Corp.	Nevada
Hilton Illinois Holdings LLC	Delaware
Hilton Inns LLC	Delaware
Hilton International Co.	Delaware
Hilton Kingsland 1, LLC	Delaware
Hilton Management LLC	Delaware
Hilton New Jersey Service Corp.	Delaware
Hilton OPB, LLC	Delaware
Hilton Orlando Partners II, LLC	Delaware
Hilton Orlando Partners III, LLC	Delaware
Hilton Recreation LLC	Delaware
Hilton Resorts Corporation	Delaware
Hilton Resorts Marketing Corp.	Delaware
Hilton San Diego Corporation	California
Hilton Spring Corporation	Delaware
Hilton Supply Management LLC	Delaware
Hilton Systems Solutions, LLC	Delaware
Hilton Systems, LLC	Delaware
Hilton Worldwide, Inc.	Delaware
Hilton-OCCC Hotel, LLC	Florida
Hilton-OCCC Mezz Lender, LLC	Florida
HLT Audubon LLC	Delaware
HLT CA Hilton LLC	Delaware
HLT Conrad Domestic LLC	Delaware
HLT Conrad GP LLC	Delaware
HLT Domestic JV Holdings LLC	Delaware
HLT Domestic Owner LLC	Delaware
HLT ESP Franchise LLC	Delaware

Entity Name	Jurisdiction

HLT ESP International Franchise LLC	Delaware
HLT ESP International Franchisor Corporation	Delaware
HLT ESP International Manage LLC	Delaware
HLT ESP International Management Corporation	Delaware
HLT ESP Manage LLC	Delaware
HLT Franchise II Borrower LLC	Delaware
HLT HQ SPE LLC	Delaware
HLT HSM Holding LLC	Delaware
HLT HSS Holding LLC	Delaware
HLT JV Acquisition LLC	Delaware
HLT JV I Borrower LLC	Delaware
HLT Lifestyle Franchise LLC	Delaware
HLT Lifestyle International Franchise LLC	Delaware
HLT Lifestyle International Franchisor Corporation	Delaware
HLT Lifestyle International Manage LLC	Delaware
HLT Lifestyle International Management Corporation	Delaware
HLT Lifestyle Manage LLC	Delaware
HLT Memphis Data LLC	Delaware
HLT O’Hare LLC	Delaware
HLT Operate DTWC LLC	Delaware
HLT Owned II Holding LLC	Delaware
HLT Owned II-A Borrower LLC	Delaware
HLT Palmer LLC	Delaware
Homewood Suites Franchise LLC	Delaware
HLT Timeshare Borrower I LLC	Delaware
HLT Timeshare Borrower II LLC	Delaware
Homewood Suites Management LLC	Delaware
Hotel Clubs of Corporate Woods, Inc.	Kansas
Hotels Statler Company, Inc.	Delaware
HPP Hotels USA, Inc.	Delaware
HPP International Corporation	Nevada
HRC Islander LLC	Delaware
HTGV, LLC	Delaware
Innvision, LLC	Delaware
International Rivercenter Lessee, L.L.C.	Louisiana
Lockwood Palmer House, LLC	Delaware
Meritex, LLC	Delaware
Peacock Alley Service Company, LLC	New York
Potter’s Bar Palmer House, LLC	Delaware
Promus Hotel Services, Inc.	Delaware
Promus Hotels Florida LLC	Delaware

Entity Name	Jurisdiction

Promus Hotels LLC	Delaware
Promus Hotels Minneapolis, Inc.	Delaware
Promus Hotels Parent LLC	Delaware
Promus Operating LLC	Delaware
Promus/Kingston Development Corporation	Delaware
SALC, Inc.	Texas
Samantha Hotel LLC	Delaware
Suite Life, Inc.	Delaware
Tex Holdings, Inc.	Delaware
WA Collection International, LLC	Delaware
Waldorf Astoria Franchise LLC	Delaware
Waldorf=Astoria Management LLC	Delaware
Washington Hilton, L.L.C.	New York